www.thesba.com
Newtek Business Services Corp.
“The Small Business Authority®”
NASDAQ: NEWT
Hosted by:
Barry Sloane, President & CEO         Jennifer Eddelson, EVP & CAO
Investor Relations Public Relations
Newtek Investor Relations Hayden Investor Relations Newtek Public Relations
Jayne Cavuoto
Director of Investor Relations
jcavuoto@thesba.com
(212) 273-8179
Brett Maas
brett@haydenir.com
(646) 536-7331
Simrita Singh
Director of Marketing
ssingh@thesba.com
(212) 356-9566
Third Quarter 2014
Financial Results Conference Call
November 19, 2014 4:15pm ET
Exhibit 99.2

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Safe Harbor Statement
The following discussion of our financial condition and results of operations is intended to assist in the understanding and assessment of significant changes and trends related to the results of operations and financial position of the Company together with its subsidiaries.
This discussion and analysis should be read in conjunction with the condensed consolidated financial statements and the accompanying notes contained in the Company’s Quarterly Report on Form 10-Q for the period ending September 30, 2014. The statements contained herein may contain forward-looking statements relating to such matters as anticipated future financial performance, business prospects, legislative developments and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-
looking statements. In order to comply with the terms of the safe harbor, we note that a variety of factors could cause our actual results to differ materially from the anticipated results expressed in the forward-looking statements such as intensified competition and/or operating problems in its operating business projects and their impact on revenues and profit margins or additional factors as described in the Company’s Annual Report on Form 10-K and other filings with the Securities and Exchange Commission.

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Pretax income was $4.5 million; an increase of 132.0% over $2.0 million in Q3 2013
Net income attributable to Newtek Business Services, Inc. was $2.6 million; an increase of 45.3% over $1.8 million in Q3 2013
Diluted EPS were $0.34; an increase of 41.7% over diluted EPS of $0.24 Q3 2013
Operating revenue was $38.2 million; an increase of 9.8% over $34.8 million in Q3 2013
Adjusted EBITDA* was $6.7 million; an increase of 52.3% over $4.4 million in Q3 2013
For the nine months ended September 30, 2014, adjusted** diluted EPS were $0.86; an increase of 26.5% over
GAAP diluted EPS of $0.68 for the nine months ended September 30, 2013
For the nine months ended September 30, 2014, GAAP diluted EPS were $0.71; an increase of 4.4% over GAAP diluted EPS of $0.68 for the nine months ended September 30, 2013
Small business finance segment pretax income was $4.2 million; an increase of 145.6% over $1.7 million in Q3
2013
Small business finance segment revenue was $10.9 million; an increase of 44.5% over $7.6 million in Q3 2013
*See slide 21  for definition of Adjusted EBITDA
**GAAP financial results for the nine months ended September 30, 2014 include the impact of a one-time non-cash charge of $1.9 million, which occurred in the second quarter of 2014, related to the extinguishment of the Company’s mezzanine debt with Summit Partners Credit Advisors, L.P.
NEWT effected a 1 for 5 reverse stock split on October 22, 2014 and all share data has been adjusted to reflect the reverse stock split; closing stock price as of 11/18/14: $13.12
Q3 2014 Financial Highlights – Newtek Business Services, Inc.

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Q3 2014 Operational Highlights
Originated $48.7 million in loans; an increase of 15.1% over $42.3 million in the Q3 2013
Funded approximately $25.0 million in loans during October 2014; an increase of approximately 47% over $16.9 million in October 2013
Small business finance segment closed an additional $23 million in financing with Capital One, N.A. in October
2014, increasing its existing revolving credit facility to $50 million for the Lender
– Company's total financing through Capital One N.A. equals $70 million
*According to data published by the U.S. Small Business Administration
Newtek Small Business Finance, Inc. maintained its position as the largest non-bank SBA 7(a) lender by dollar volume of approved loans for the 12-month period ended September 30, 2014*
Newtek entered into a new partnership with SEQR, by Seamless (OMX: SEAM) which, according to Seamless, is one of the world’s largest suppliers of payment systems for mobile phones
– According to Seamless, SEQR is Sweden’s and Europe’s most used mobile payment solution in stores and online
$10 million term loan was used to refinance $10 million of mezzanine debt, which reduced cash interest expense on an annual basis by more than $1.0 million, or 1000 basis points, for a total of approximately $4.2 million over the remaining term of the retired mezzanine debt
$70 million consists of a $10 million term loan, which will be fully amortized over four years, and up to $60 million in revolving lines of credit

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Reaffirmed 2014 Adjusted* Consolidated Operating Company
Guidance
Operating Revenue:
Midpoint of $161.0 million, with a range of $154.0 million and $168.0 million
Increase of 12.1% over 2013 revenue of $143.6 million
Adjusted Pretax Income*:
Midpoint of $13.5 million, with a range of $12.5 million and $14.5 million
Increase of 21.6% over 2013 GAAP pretax income $11.1 million
Adjusted Diluted EPS*:
Midpoint of $1.15, with a range of $1.05 and $1.25 per share
Increase of 15.0% over 2013 GAAP diluted EPS of $1.00
Adjusted EBITDA*:
Midpoint of $26.0 million, with a range of $24.5 million and $27.5 million
Increase of 26.2% over 2013 Adjusted EBITDA* of $20.6 million
*As of 11/19/2014: Adjusted pretax income and Adjusted diluted EPS guidance reflect reversal of $1.9 million one-time non-cash charge.  See slide 21 for definition of Adjusted pretax income, Adjusted diluted
EPS and Adjusted EBITDA
Expect double-digit top- and bottom-line percentage growth in 2014
–
–
–
–
–
–
–
–

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BDC Conversion – Newtek Business Services Corp.
NEWT converted to a business development company (a “BDC”) which is expected to result in significant tax efficiencies and allow the Company to pay an attractive dividend to shareholders
–
Initial Q1 2015 dividend of $0.38/share
–
Anticipate average quarterly dividend payout for 2015 of $0.45 per share representing a dividend yield of 13.7%*
–
In connection with the conversion, NEWT expects to declare a special dividend to distribute it’s accumulated pre-
conversion taxable earnings
–
Anticipate paying the special dividend 80% in stock and 20% in cash in Q4 2015
Special dividend anticipated to be treated as a “Qualified Dividend” for tax purposes
–
Internally managed BDC public comparables currently trade at a median price to NAV of approximately 1.5x**
–
Proforma NAV of $15.50 at June 30, 2014 after the capital raise (including the overallotment)
*Based on November 18, 2014 closing price of $13.12
**As of October 30, 2014.  Based on the following public comparable companies: HTGC, KCAP, MAIN, TCAP
As part of the conversion to a BDC, Newtek Business Services, Inc. (the “Company” or “Newtek”) merged with and into Newtek Business Services Corp. (the “Successor Company”) effective as of November 12, 2014
NEWT is an internally managed BDC with no base or incentive fees paid to an external manager

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Recent Equity Transaction
Sold 2.53 million shares (100% primary shares plus underwriter option) of  common stock
– Public offering price of $12.50 per share
– Total gross proceeds of $31.625 million
Plan to use proceeds to expand financing activities and primarily increase activity in SBA 7(a) lending, and make direct investments in portfolio companies
Syndicate Structure
– Joint Book-Runners: JMP Securities LLC, Ladenburg Thalmann
– Co-Manager: Lebenthal & Co., LLC

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The Conversion – New Business Structure
Newtek Business Services, Inc.: Existing 14-Year Old Publicly Traded Company Merging into Newtek
Business Services Corp.; A Maryland Shell Corporation
Newtek Business Services Corp.
(Business Development Company)
Newtek Small
Business Finance
(Consolidated Subsidiary)
SBA 7(a) Loan
Portfolio
Newtek Business
Credit
(100% Owned)
(CDS Business Services, Inc.)
(Portfolio Company)
Newtek Merchant
Solutions
(100% Owned)
(Universal Processing Services
of Wisconsin, LLC )
(Portfolio Company)
Newtek Managed
Technology Solutions
(100% Owned)
CrystalTech Web Hosting, Inc.
(Portfolio Company)
Other Portfolio
Companies
Newtek Payroll Solutions
(90% Owned)
Newtek Insurance Agency
(100% Owned)

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Newtek Small Business Finance
Q3 2014 SBF pretax income increased by 145.6% to $4.2 million
Q3 2014 SBF revenue increased by 44.5% to $10.9 million
Originated $48.7 million in loans; an increase of 15.1% over $42.3 million in Q3 2013
Funded approximately $25.0 million in loans during October 2014; an increase of approximately 47% over $16.9 million in October 2013
Closed an additional $23 million in financing  with Capital One N.A. in October 2014, which increased our total revolving credit facility to $50 million for Lender, and total financing to $70 million through Capital One N.A. on a company-wide basis
Maintained position as largest non-bank SBA 1(a) lender by dollar volume of approved loans for the 12-month period ended September 30, 2014*
– 10
th
largest SBA 7(a) lender including banks
NEWT estimates significant loan funding and balance sheet growth in 2015, in conjunction with conversion to a
BDC and recent capital raise
New referral partners in pipeline: Union Bank of Switzerland, Randolph-Brooks Credit Union and others
*According to the U.S. Small Business Administration

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Return on Capital
Newtek Small Business Finance, Inc.
For the year ended 12/31/2013
($ thousands)
Total Capital at 12/31/2012 $25,428
2013 Pre-Tax Income $9,291
Total Pre-Tax Return on Capital 36.5%

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Newtek Small Business Finance
One of 14 Non-Bank SBA Government-Guaranteed Lender Licenses (these licenses are no longer being issued)
Small balance, industry and geographically diversified portfolio of 732 loans
– Average loan size is $150K of average Newtek uninsured retained loan balance
Typical $1 million loan is:
– 75% ($750,000) Full Faith and Credit Government Guaranteed Loan Participation
Liquid market netting a 113% premium to par
– 25% ($250,000) Uninsured but not subordinate to government participations
Currently financing at 3.75% through securitization
Floating rate at Prime plus 2.75% with no caps; equivalent to 6% cost to borrower
No origination fees with 7- to 25-year amortization schedules and are receiving high-quality loan product
Secondary market established for SBA 7(a) government-guaranteed lending for over 61 years and Newtek establishes liquidity for uninsured portions through securitizations
After securitization of uninsured and sale of government participation, principal in the loan is returned
•
•

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Loan Sale Transaction
(1) Premiums above 10% split 50/50 with SBA. This example assumes guaranteed balance is sold at 15%. The additional 5% (15%-10%) is split with SBA. Newtek nets 12.5%
(2) Assumes 12.5% of the Guaranteed balance
(3) Value determined by GAAP servicing value; a present value of future servicing income
(4) Net risk-adjusted profit recognized per $1 million of loan originations
(5) Uninsured piece gets immediately written down at origination to reflect cumulative estimate of default frequency and severity
(6) Assuming the loan is sold in a securitization in 12 months
(7) Net cash created pre-tax per $1 million of loan originations
Direct Revenue / Expense of a Loan Sale Transaction – An Example
Key Variables in Loan Sale Transaction
Loan Amount $1,000,000
Guaranteed Balance (75%) $750,000
Unguaranteed Balance (25%) $250,000
Premium (1) 12.5%
Resulting Revenue (Expense)
Associated Premium (2) $93,750
Servicing Asset (3) $18,630
Total Premium Income $112,380
Packaging Fee Income $2,500
FV Non-Cash Discount on Uninsured Loan
Participations
$(12,500)
Referral Fees Paid to Alliance Partners $(7,500)
Total Direct Expenses $(20,000)
Net Risk-Adjusted Profit Recognized (4,5) $94,880
Net Cash Created Pre-Tax (Post Securitization) (6,7) $11,250

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Comparative Loan Portfolio Data
12/31/2010 vs. 9/30/2014
Since 2010, the credit quality and diversification of loan portfolio has steadily improved
Loan Characteristic
As of
12/31/10
As of
9/30/14
Business Type:
Existing Business 53.9% 79.6%
Business Acquisition 25.9% 13.8%
Start-Ups 20.2% 6.6%
Primary Collateral:
Commercial RE 45.3% 58.9%
Machinery &
Equipment
22.8% 20.5%
Residential RE 22.3% 9.8%
Other 9.6% 6.5%
Percentage First Lien on RE:
Commercial RE 84.8% 95.7%
Residential RE 9.9% 19.5%
Loan Characteristic
As of
12/31/10 Loan Characteristic
As of
9/30/14
Industry:
Restaurant 10.6% Restaurant 7.8%
Hotels & Motels 7.6%
Amusement &
Recreation
5.8%
State Concentration:
Florida 21.6% New York 11.7%
New York 12.7% Florida 11.4%
Georgia 14.1% Connecticut 8.4%
Other:
Total Portfolio ($mm) $31 $107
Avg. Balance ($mm) $0.076 $0.165
Wtd. Avg. Mean FICO 675 704
Wtd. Avg. Current LTV 78.2% 73.5%

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Servicing Portfolio
The SBF servicing portfolio – Q3 2013 vs. Q3 2014
– S&P-rated commercial small balance loan servicer
– Total servicing portfolio increased by 74.1% to $1.1 billion
•
Newtek portfolio increased by 30.0%
•
Third-party servicing portfolio increased by 186.5%
•
Plan to continue to grow the loan servicing aspect of the business both organically, through growth in loan originations, as well as through acquisition of third-party loan servicing portfolios
•
Currently have numerous third-party opportunities in the pipeline
Have a 4-year FDIC contract to service and special-service conventional and government-guaranteed loans including USDA, Department of Energy, Farm Credit, etc.
*Principal balance of loans serviced (dollars in millions)
$444.7
$174.6
$619.3
$578.3
$500.2
$1,078.5
NEWT Loans* Servicing Other Loans* Total Loans*
Q3 2013 Q3 2014
–

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Electronic Payment Processing
(1) Estimates via Bloomberg.
Publicly Traded Comparable Companies
Name (Symbol)
Enterprise Value /
2015E EBITDA (1)
Heartland Payment Systems (HPY) 9.10x
Vantiv, Inc. (VNTV) 10.24x
Valuation & Financial Performance
Valued at 4.75x EBITDA
Valued at $44 million
2013 Revenue: $89.7 million
2013 Pretax Income: $8.3 million
2013 Adjusted EBITDA: $8.7 million
Q3 2014 pretax income increased by 17.6% to $2.2 million
Increased transaction volumes, July price increase, and the new merchant security programs contributed to Q3
2014 growth in pretax income
Entered into new partnership with SEQR, by Seamless (OMX: SEAM) which, according to Seamless, is one of the world’s largest suppliers of payment systems for mobile phones
We are a registered Independent Sales Organization (ISO) with Visa and MasterCard
We are the “State-of-the-Art Merchant Processor”
Point of sale (POS) in the Cloud, Gateway and Switch, CyberScan
15,000 business accounts; realized over $4.5 billion in electronic payment processing volume in 2013
Growth and acquisition story
One-of-a-kind eCommerce capability
Secured mobile wallet

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(1)
Estimates via Bloomberg.
(2)
According to Gartner "...in the next five years enterprises will spend $921 billion on public cloud services (2013-2017)." Excerpt from Gartner Presentation:
Cloud Computing 2014: ready for real business? Darryl Carlton, October 2013
(3)
"The use of cloud computing is growing, and by 2016 this growth will increase to become the bulk of new IT spend." Excerpt from Gartner Press Release, Oct. 24, 2013;
Managed Technology Solutions
http://www.gartner.com/newsroom/id/2613015
We have 100% owned and operated this business since mid-2004
We host and manage SMBs computer hardware, software and their technology solutions in our Level-4, 5,000 square foot data center in Phoenix, Arizona
Over 106,000 business accounts manage solutions of hardware and software for business clients; manage over
77,000 domain names
Q3 2014 MTS pretax income decreased by 8.7% to $804 thousand
This segment is being transformed to take advantage of shift to cloud-based business trends including:
eCommerce, Payroll and Insurance
According to Gartner
2,3
, cloud computing is expected to have a very promising future and experience significant growth; enterprises will spend $921 billion on public cloud services over the five-year period (2013-2017)
Implementing cost-reduction measures and new product introductions as part of repositioning strategy
Several changes with MTS senior management team
Publicly Traded Comparable Companies
Name (Symbol)
Enterprise Value /
2015E EBITDA (1)
Endurance (EIGI) 12.07x
Rackspace Holdings, Inc. (RAX) 7.12x
Valuation & Financial Performance
Valued at 3.75x EBITDA
Valued at $22 million
2013 Revenue: $17.6 million
2013 Pretax Income: $3.6 million
2013 Adjusted EBITDA: $5.0 million

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Internally Managed BDC Public Comparables
Internally managed BDC public comparables currently trade at a median price to NAV of approximately 1.5x*
– Hercules Technology Growth Capital (NASDAQ: HTGC)
– KCAP Financial (NASDAQ: KCAP)
– Main Street Capital (NASDAQ: MAIN)
– Triangle Capital (NASDAQ: TCAP)
*As of October 30, 2014.  Based on the following public comparable companies: HTGC, KCAP, MAIN, TCAP

NEWT Daily
11/18/14
18
17
16
15
14
13
12
11
Volume
©BigCharts.com
600
400
200
0
Thousands
Dec
14
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov

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Key Statistics: NASDAQ-NEWT
Stock Price                         $13.12
52-Week Range                $11.30-$17.15
Common Shares O/S 10.2M
Market Cap                        $133.9M
Share Statistics
1
(USD)
……………………….................
2014 Adjusted Consolidated Operating
Company Guidance
2
……………………….....................
Revenue $161.0M
Adjusted Pre-tax Income
3
$13.5M
Adjusted Diluted EPS
4
$1.15
Adjusted EBITDA
4
$26.0M
(1)  As of close of trading on 11/18/2014
(2)  As of 11/19/2014. Represents midpoint of expected range. Adjusted pretax income and  Adjusted diluted EPS  guidance reflect reversal of $1.9 million one-time non-cash charge
(3)  See slide 21 for definition of Adjusted pretax income, Adjusted diluted EPS and Adjusted EBITDA

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Investment Highlights
(1)
As of September 30, 2014
(2)
As of August 13, 2014.
(3)
Based on November 18, 2014 closing price of $13.12.  Based on expected average quarterly distributions during NEWT’s first full year of operations as a BDC. No assurance can be provided that such results will be achieved
(4)
As of October 30, 2014. Based on the following public comparable companies: HTGC, KCAP, MAIN, TCAP
Largest Non-Bank
SBA Lender in U.S.
NEWT is currently the largest non-bank institution U.S. Small Business Administration (SBA) licensed lender under the federal
Section 7(a) loan program based on annual origination volume (national PLP status)
10
th
largest SBA 7(a) lender including banks
(1)
ROI in SBA 7(a) lending in excess of 30%
Following this capital raise and BDC conversion, NEWT is estimating significant loan funding and balance sheet growth in 2015
Proven
Track Record
Established in 1998
Publically traded since September 2000
National SBA 7(a) lender to small business since 2003; 11-year history of loan default frequency and severity statistics
Issued four S&P Rated AA & A Securitizations since 2010
Highly Experienced
Management Team
Management’s interests aligned with shareholders
CEO alone owns approximately 13.4% of outstanding shares
(2)
Founders, Management and Board combined own over 25% of outstanding shares
(2)
Attractive
Pro Forma
Dividend Yield
Initial Q1 2015 dividend of $0.38 / share
The Company currently anticipates the average quarterly dividend payout for 2015 to be $0.45 per share representing a dividend yield of 13.7%
(3)
Internally
Managed
NEWT is internally managed with no base or incentive fees paid to an external manager
Internally managed BDC public comparables currently trade at a median price to NAV of approximately 1.5x
(4)
–
–

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Investment Highlights (Cont.)
Loan Portfolio
Characteristics:
SBA 7(a) loans
S&P-Rated
Servicer
Large, Attractive
Market
Opportunity
Unique Financial
Technology
Platform
Portfolio
Companies
Small balance (average loan size is $150K of average Newtek uninsured retained loan balance), industry and geographically diversified portfolio of 732 loans
All SBA 7(a) loans are floating rate, indexed to Prime and have no caps
Borrowers pay a current maximum 6% interest rate; no origination fees with 7- to 25-year amortization schedules and are receiving a high-quality loan product
Secondary market established for SBA 7(a) government-guaranteed lending for over 61 years and Newtek establishes liquidity for uninsured portions through securitizations
S&P Rated Commercial Small Balance Loan Servicer
Servicing over $1 billion of small business loans as of September 30, 2014
Newtek Business Services has a 4 year FDIC contract to service and special-service conventional and government-
guaranteed loans including USDA, Department of Energy, Farm Credit, etc.
Currently over 27 million SMBs in the U.S.
We believe the market is largely underserved and searching for alternative financing solutions
NEWT’s proprietary NewTracker referral system is a key differentiating component of its business model
NewTracker allows the processing of new business by utilizing a web-based, centralized processing point
Significantly lowers cost of client acquisition
Processes lending business much more efficiently with better credits at lower cost
Helps market payment processing, payroll, cloud computing at the same time, allowing partners and borrowers to cross-sell other products
We 100% own and have operated our electronic payment processing, cloud computing and insurance businesses for over 10 years
We own 90% and have operated our payroll business for over 4 years

www.thesba.com Financial Review – Jennifer C. Eddelson, Chief Accounting Officer

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Non-GAAP Financial Measures
In evaluating its business, Newtek considers and uses adjusted EBITDA as a supplemental measure of its operating performance.  The Company defines adjusted EBITDA as earnings before income from tax credits, interest expense, taxes, depreciation and amortization, stock compensation expense, other than temporary decline in value of investments, Capco fair value change and the amortization of the 2011 accrued loss on the lease restructure.  Newtek uses adjusted EBITDA as a supplemental measure to review and assess its operating performance.  The Company also presents adjusted EBITDA because it believes it is frequently used by securities analysts, investors and other interested parties as a measure of financial performance.
The terms Adjusted EBITDA, Adjusted pretax income and Adjusted diluted EPS are not defined under U.S. generally accepted accounting principles, or U.S. GAAP, and is not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP.  Adjusted EBITDA, Adjusted pretax income and Adjusted diluted EPS have limitations as analytical tools and, when assessing the Company’s operating performance, investors should not consider Adjusted EBITDA,
Adjusted pretax income and Adjusted diluted EPS in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with U.S. GAAP.  Among other things, Adjusted EBITDA, does not reflect the
Company’s actual cash expenditures.  Other companies may calculate similar measures differently than Newtek, limiting their usefulness as comparative tools.  The Company compensates for these limitations by relying primarily on its GAAP results supplemented by Adjusted EBITDA, Adjusted pretax income and Adjusted diluted EPS.
Beginning in the second quarter of 2014, the Company included two new non-GAAP financial measures, Adjusted pretax income and Adjusted diluted EPS, to reflect the Company’s pretax earnings and diluted EPS as adjusted for a non-recurring charge to income related to the refinancing of debt.  The Company incurred a one time, non-cash charge to income of $1.9 million which represented the remaining deferred financing costs and debt discount.
Our Capcos operate under a different set of rules in each of the 7 jurisdictions and these place varying requirements on the structure of our investments. In some cases, particularly in Louisiana or in certain situations in New York, we do not control the equity or management of a qualified business, but that cannot always be presented orally or in written presentations.

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Q3 2014 vs. Q3 2013 Actual Results
Revenue For
The Quarter
Ended
September 30,
2014
Revenue For
The Quarter
Ended
September 30,
2013
Pretax Income
(Loss) For The
Quarter Ended
September 30,
2014
Pretax Income
(Loss) For The
Quarter Ended
September 30,
2013
ADJUSTED EBITDA
For The Quarter
Ended
September 30,
2014
ADJUSTED EBITDA
For The Quarter
Ended
September  30,
2013
Electronic
Payment
Processing
22.777 22.177 2.210 1.879 2.283 1.972
Small
Business
Finance
10.949 7.575 4.244 1.728 5.776 3.472
Managed
Technology
Solutions
3.818 4.455 0.804 0.881 1.149 1.267
All Other 0.739 0.689 (0.368) (0.311) (0.313) (0.251)
Corporate
Activities
0.272 0.250 (2.037) (1.847) (1.810) (1.722)
CAPCO 0.102 0.042 (0.229) (0.377) (0.219) (0.366)
Interco
Eliminations
(0.491) (0.414) (0.101) – (0.100) –
Total 38.166 34.774 4.523 1.953 6.766 4.372
In millions of dollars

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2014 Adjusted* Operating Company Segment Guidance
Electronic Small Managed Total Inter-
Payment Business Technology All Corporate Business CAPCO Company
Processing Finance Solutions Other Activities Segments Segment Eliminations Total
Low High Low High Low High Low High Low High Low High Low High Low High
2014 Full Year
Revenue 90.2 99.2 44.0 47.0 17.4 19.2 2.6 2.8 0.8 0.8 155.0 169.0 0.2 0.2 (1.2) 154.0 168.0
Pretax Income (Loss) 8.3 9.2 14.2 14.7 3.3 3.7 (1.1) (1.1) (10.9) (10.7) 13.8 15.8 (1.3) (1.3) - 12.5 14.5
Income from tax credits - - - - - - - - - - - - (0.1) (0.1) - (0.1) (0.1)
Net change in fair value
of credits in lieu of cash
and notes payable in
credits in lieu of cash - - - - - - - - - - - - - - - - -
Deferred compensation
expense - - 0.1 0.1 0.1 - - - 0.6 0.5 0.9 0.7 - - - 0.9 0.7
Lease loss amortization - - - - - - - - (0.3) (0.3) (0.3) (0.3) - - - (0.3) (0.3)
Interest Expense - - 8.5 8.3 0.1  0.1 - - - - 8.6 8.4 0.2 0.2 - 8.8   8.6
Depreciation and
Amortization 0.4 0.4 1.5 1.5 1.3 1.3 0.2   0.2   0.1 0.1 3.5 3.5 - - - 3.5 3.5
Adjusted EBITDA 8.7 9.5 23.8 25.1 4.8 5.2 (0.9) (0.8) (10.5) (10.2) 26.8 28.8 (1.4) (1.2) - 24.5 27.5
Note: totals may not add due to rounding
*As of 11/19/2014; consolidated pretax income guidance adjusted to reflect reversal of $1.9 million one-time non-cash charge
In millions of dollars

www.thesba.com Appendix

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Adjusted EBITDA Reconciliation
Adjusted EBITDA Reconciliation from Pretax Income (Loss)
For the three months ended September 30, 2014
Note: totals may not add due to rounding
In millions of dollars
Pretax
Income
(Loss)
Income
from Tax
Credits
Net Change
in Fair Value
of Credits in
Lieu of Cash
and Notes
Payable in
Credits in
Lieu of Cash
Deferred
Comp
Expense
Amortization of
2011 Lease
Restructuring
Charge
Interest
Expense
Depreciation
and
Amortization
Third
Quarter
2014
Adjusted
EBITDA
Electronic Payment
Processing
2.210 - - - - - 0.073 2.283
Small Business Finance 4.244 - - 0.013 - 1.100 0.419 5.776
Managed Technology
Solutions
0.804 - - 0.003 - 0.006 0.336 1.149
All Other (0.368) - - 0.004 - - 0.051 (0.313)
Corporate Activities (2.037) - - 0.058 (0.073) 0.205 0.037 (1.810)
CAPCO (0.229) (0.011) 0.002 - - 0.019 - (0.219)
Eliminations (0.100) (0.100)
Total 4.523 (0.011) 0.002 0.078 (0.073) 1.33 0.916 6.766

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Adjusted EBITDA Reconciliation
Adjusted EBITDA Reconciliation from Pretax Income (Loss)
For the three months ended September 30, 2013
Pretax
Income
(Loss)
Income
from Tax
Credits
Net Change
in Fair Value
of Credits in
Lieu of Cash
and Notes
Payable in
Credits in
Lieu of Cash
Deferred
Comp
Expense
Amortization of
2011 Lease
Restructuring
Charge
Interest
Expense
Depreciation
and
Amortization
Third
Quarter
2013
Adjusted
EBITDA
Electronic Payment
Processing
1.879 - - 0.009 - - 0.084 1.972
Small Business Finance 1.728 - - 0.028 - 1.387 0.329 3.472
Managed Technology
Solutions
0.881 - - 0.015 - 0.044 0.327 1.267
All Other (0.311) - - 0.010 - - 0.050 (0.251)
Corporate Activities (1.847) - - 0.152 (0.073) 0.007 0.039 (1.722)
CAPCO (0.377) (0.031) - - - 0.041 0.001 (0.366)
Total 1.953 (0.031) - 0.214 (0.073) 1.479 0.830 4.372
Note: totals may not add due to rounding
In millions of dollars

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Adjusted EBITDA Reconciliation
Adjusted EBITDA Reconciliation from Pretax Income (Loss)
For the year ended December 31, 2013
Pretax
Income
(Loss)
Income
from Tax
Credits
Net Change
in Fair Value
of Credits in
Lieu of Cash
and Notes
Payable in
Credits in
Lieu of Cash
Other than
Temporary
Decline in
Value of
Investments
Deferred
Comp
Expense
Amortization
of 2011 Lease
Restructuring
Charge
Interest
Expense
Depreciation
and
Amortization
2013
Adjusted
EBITDA
Electronic Payment
Processing
8.304 - - - 0.019 - - 0.358 8.681
Small Business Finance 10.143       - - - 0.103 - 5.568 1.242 17.055
Managed Technology
Solutions
3.564 - - - 0.051 - 0.094 1.316 5.025
All Other (1.606) - - - 0.035 - - 0.202 (1.366)
Corporate Activities (8.002) - - - 0.575 (0.291) 0.027 0.161 (7.529)
CAPCO (1.284) (0.113) (0.021) 0.017 - - 0.174 0.005 (1.222)
Interco Eliminations (0.050) (0.051)
Total 11.069 (0.113) (0.021) 0.017 0.784 (0.291) 5.863 3.284 20.593
In millions of dollars
Note: totals may not add due to rounding

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Adjusted Earnings Reconciliation
NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED PRETAX INCOME AND DILUTED EPS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2014
(In Thousands, except for Per Share Data)
For the three
months ended
September 30,
2014
For the nine
months ended
September 30,
2014
Pretax income reconciliation:
GAAP pretax income $ 4,523 $ 9,028
Add:  Interest expense charge related to repayment of Summit debt - 1,905
Adjusted pretax income $ 4,523 $ 10,933
Diluted EPS reconciliation:
Net income attributable to Newtek $ 2,644 $ 5,429
Add:  Interest expense charge related to repayment of Summit debt - 1,905
Deduct:  Tax effect of interest expense charge related to repayment of Summit debt - (744)
Adjusted net income attributable to Newtek Business Services, Inc. $ 2,644 $ 6,590
Weighted average common shares outstanding – diluted 7,699 7,688
Adjusted EPS – diluted $ 0.34 $ 0.86